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                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

                                              FORM 8-KA

                                           Current Report
                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

                  Date of Report (Date of Earliest Event Reported): April 26, 2002

                                     THE TRANSLATION GROUP, LTD.
                                     ---------------------------
                       (Exact Name of Registrant as Specified in its Charter)

        Delaware                           000-21725                        22-3382869
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(State of Incorporation)            (Commission File Number)    (IRS Employer Identification Number)

        30Washington Avenue
        Haddonfield, NJ                                                                   08033
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(Address of Principle Executive Offices)                                               (Zip Code)

                                           (856) 354-4755
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                        (Registrant's Telephone Number, Including Area Code)

                        (Former Name, Former Address, and Former Fiscal Year,
                                    If Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-K, the Company makes the following representations:

Item  304 (a) (1)

(i)      On April 26, 2002, the Company  received a letter dated April 26, 2002 from Wiss & Company,
         LLP ("Wiss"),  354 Eisenhower  Parkway,  Livingston,  NJ 07039. This letter indicated that,
         Wiss  agreed  not to  stand  for  reappointment  as the  Company's  independent  certifying accountant.

(ii)     Wiss's report on the Company's financial statements for the prior two years did not contain either an adverse  opinion or a disclaimer of opinion,  nor was qualified or modified as to audit scope or accounting  principles.  The opinion for the prior year (March 31, 2001) was qualified  as to the  uncertainty  of the  ability of the  Company to  continue  as a going concern.

(iii)    The change in accountants was approved by the Board of Directors of the Company.

(iv)     During the Company's two most recent fiscal years and  subsequent  interim period up to the date of the change of accountants,  there were no disagreements with the former accountants on any matter of accounting  principle or practices,  financial  statement  disclosure,  or auditing scope of procedure, which disagreement(s),  if not resolved to the satisfaction of
         Wiss,  would  have  caused  Wiss  to  make  a  reference  to  the  subject  matter  of  the disagreement(s) in connection with their report.  However,  Wiss did not perform any SAS 71 review for any interim  period  since the year ended March 31,  2001,  such  reviews  being performed by another accountant.

Item 304 (a) (2)

         As of May 1, 2002, the Company  engaged Mark Cohen,  C.P.A.  (Cohen) to audit the Company's financial statements for the year ended March 31, 2002. During the fiscal years ended March
         31, 2002 and 2001,  and during the interim  period prior to the  engagement  of Cohen,  the
         Company has not consulted Cohen  regarding (A) the application of accounting  principles to any transaction, either completed or proposed or to the type of audit opinion that might be rendered on the Company's financial  statements,  and no written report was provided to the
         Company or oral advice by Cohen that was an important  factor  considered by the Company in reaching any decision as to any accounting,  auditing or financial  reporting issue; or (B)
         any matter that was either the subject of  disagreement  (as defined in  paragraph  (a) (1)
         (iv) of Item 304 of  Regulation  S-K) or a reportable  event (as described in paragraph (a)
         (1) (v) of Item 304. The appointment of Cohen was approved by the Board of Directors of the
         Company.

ITEM     7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

1.       Letter by the former  independent  accountants in connection with the disclosure under Item
         4. of this Report.

                                             SIGNATURE

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned,  thereto duly authorized.

Date:  May 24, 2002

THE TRANSLATION GROUP, LTD.

By:  /s/ Randy G. Morris
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       Randy G. Morris
       President & CEO

                                              EXHIBIT 1

May 22, 2002

Securities and Exchange Commission
450 Fifth Street, NW - Mail Stop 9-5
Washington, D.C.  20549

Re:  The Translation Group, Ltd.
     File Ref. No. 000-21725

We were previously the independent  auditors for The Translation  Group, Ltd. (the  "Company");under the date of August 20, 2001, we reported on the financial  statements of The Translation Group, Ltd.
as at March 31,  2001 and 2000 and for the years then  ended.  On April 26,  2002,  we agreed not to stand  for  reappointment  as the  Company's  independent  certifying  accountant.  We have read the statements included under Item 4 of Form 8-KA dated April 26, 2002 of The Translation Group. Ltd. We agreed with the statements as stated in Item 4, Item 304(a)(1)(i), (ii), (iv). We make no comment as to Item 4, Item 304(a)(1)(iii), and Item 304(a)(2).

Very truly yours,

/s/
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Wiss & Company, LLP